Exhibit 99.1

PJT Partners Inc. Comments on Third Quarter PJT Partners Results

Included in Blackstone’s Financial Advisory Segment

New York, October 15, 2015: PJT Partners Inc. (“PJT Partners”) (NYSE: PJT) today commented on the release of The Blackstone Group L.P.’s (“Blackstone”) third quarter 2015 financial results, including the financial results for Blackstone’s Financial Advisory reporting segment. The Financial Advisory segment comprised the PJT Partners businesses that were separated from Blackstone on October 1, 2015, namely the financial and strategic advisory services, restructuring and reorganization advisory services and Park Hill Group businesses, as well as the capital markets services business that was retained by Blackstone.

PJT Partners expects to report its third quarter 2015 financial results as a stand-alone company in mid-November 2015. As was stated in the Information Statement contained in PJT Partners’ Form 10 Registration Statement, as filed with the Securities and Exchange Commission on September 2, 2015, PJT Partners’ total revenues for the third quarter of 2015 are expected to be significantly higher than the third quarter of 2014. Total revenues for the fourth quarter of 2015 are expected to be significantly lower than the fourth quarter of 2014 and as a whole, PJT Partners anticipates a slight increase in total revenues for the year ending December 31, 2015 compared to the year ended December 31, 2014.

About PJT Partners

PJT Partners is a global independent financial advisory firm. Our veteran team of professionals, including our 46 partners, delivers a wide array of strategic advisory, restructuring and reorganization and fund placement and secondary advisory services to corporations, financial sponsors, institutional investors and governments around the world. We offer a balanced portfolio of advisory services designed to help our clients realize major corporate milestones. We also provide, through Park Hill Group, fund placement and secondary advisory services for alternative investment managers, including private equity funds, real estate funds and hedge funds. To learn more about PJT Partners, please visit the company’s website at www.pjtpartners.com.

Safe Harbor Statement

Certain material presented herein contains forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include the information concerning PJT Partners’ possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, benefits resulting from the separation of PJT Partners from Blackstone and its combination with PJT Capital LP, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could” or the negative of these terms or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in such forward-looking statements. You should not put undue reliance on any forward-looking statements contained herein. PJT Partners has no intention or obligation to update forward-looking statements.

The risk factors discussed in the “Risk Factors” section of PJT Partners’ Information Statement, as well as the other filings of PJT Partners with the Securities and Exchange Commission, could cause the results of PJT Partners to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that PJT Partners is unable to predict at this time or that are not currently expected to have a material adverse effect on their business. Any such risks could cause the results of PJT Partners to differ materially from those expressed in forward-looking statements.

Investor Relations Contact

Sharon Pearson PJT Partners Inc. Tel: +1 (212) 364-7120 pearson@pjtpartners.com

Media Contact

Steve Frankel / Jonathan Keehner / Julie Oakes

Joele Frank, Wilkinson Brimmer Katcher

Tel: +1 (212) 355-4449

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